UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2017

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Plymouth Road, Suite 300, Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(610) 729-3959

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our Annual Meeting of Stockholders held on August 1, 2017, our stockholders approved our Management Incentive Program (the “MIP”), which was last approved by our stockholders at our 2013 Annual Meeting of Stockholders. The MIP, as approved by our stockholders at our 2017 Annual Meeting of Stockholders, included certain amendments to the MIP that were incorporated in an amendment and restatement of the MIP. Based on such approval, the MIP, as amended and restated, became effective as of April 1, 2017. The MIP, as amended and restated, is described in the Proxy Statement for our 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 23, 2017 (beginning on page 55), and such description is incorporated herein by reference. A copy of the MIP is filed herewith as Exhibit 99.1.
We sought stockholder approval of the MIP so that the Human Resources Committee (the “Committee”) of our Board of Directors (the “Board”) would continue to have the ability to grant incentive compensation awards under the MIP that qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and, therefore, qualify for exemption from the $1,000,000 deduction limit under Section 162(m) of the Code.
As a result of the approval of the MIP by our stockholders, the awards under the MIP that were granted by the Committee on May 1, 2017, subject to approval of the MIP by our stockholders (the “Conditional Awards”), have now received the required stockholder approval. Certain of the Conditional Awards are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The Conditional Awards granted to our named executive officers are described on pages 59 and 60 of the Proxy Statement for our 2017 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on June 23, 2017, and such description is incorporated herein by reference.
On August 1, 2017, the Committee approved an amendment to the CSS Industries, Inc. Deferred Compensation Plan (the “Plan”). The amendment provides that eligible key employees may elect to defer up to 50% of the bonus such employee earns under the MIP to the Plan.
Deferrals of bonus to the Plan and earnings thereon are 100% vested at all times after such bonus has been earned under the MIP and credited to the employee’s account under the Plan.
The other terms and conditions relating to deferrals of bonus are the same as described in our Form 8-K that was filed with the Securities and Exchange Commission on February 9, 2017 with respect to deferrals of compensation, and such description is incorporated herein by reference.
The foregoing description of the Plan is qualified in its entirety by the provisions of the Plan, as amended and restated, a copy of which is filed herewith as Exhibit 99.2.
On August 1, 2017, the Committee also approved a freeze to our Nonqualified Supplemental Executive Retirement Plan Covering Officer-Employees of CSS Industries, Inc. and Its Affiliates (the “SERP”), so that no further contributions will be made to the SERP, but amounts previously credited to our SERP will continue in accordance with the terms of the SERP as in effect prior to the freeze. No contributions to the SERP have been made for many years.
The Committee also approved an amendment to the SERP to provide that our Deferred Compensation Plan Committee has the authority to appoint trustees for any rabbi trust that is established to hold the assets of the SERP. The foregoing description of the amendment to the SERP is qualified in its entirety by the provisions of such amendment, a copy of which is filed herewith as Exhibit 99.3.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of stockholders held on August 1, 2017 (the “Meeting”), the following matters were submitted to a vote of our stockholders: (1) election of a board of seven directors; (2) a proposal to approve our Management Incentive Program, as amended; (3) a proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018; (4) a proposal to approve, on an advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2017; and (5) a proposal to select, on an advisory basis, the frequency (i.e., once every “1 year”, “2 years” or “3 years”) of holding future advisory votes to approve the compensation paid to our named executive officers.

With respect to the election of directors, each nominee for election to our Board was elected at the Meeting to serve on our Board until our 2018 annual meeting of stockholders and until the election and qualification of his or her successor. The table below reflects the results of the vote for each of the seven nominees:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott A. Beaumont	7,464,762	176,893	5,679	649,035
Robert E. Chappell	7,463,035	178,319	5,980	649,035
Elam M. Hitchner, III	7,276,832	361,351	9,151	649,035
Rebecca C. Matthias	7,435,949	204,733	6,652	649,035
Harry J. Mullany, III	7,462,990	177,583	6,762	649,034
Christopher J. Munyan	7,461,998	178,121	7,215	649,035
William Rulon-Miller	7,313,752	326,620	6,962	649,035

As discussed in Item 5.02 above, our stockholders voted to approve our Management Incentive Program, as amended. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,363,668	131,025	152,641	649,035

Our stockholders voted to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2018. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
8,070,349	212,301	13,719	—

Our stockholders voted to approve, on an advisory basis, the compensation paid to our named executive officers for the fiscal year ended March 31, 2017. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
7,309,124	151,714	186,494	649,037

On an advisory basis, our stockholders voted in favor of holding future advisory votes to approve the compensation paid to our named executive officers once every “one year”. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
6,354,712	9,294	1,275,177	8,149	649,037

The Board of Directors has determined that, as preferred by the majority of our stockholders, future advisory votes on the compensation paid to our named executive officers will be held once every “1 year” until the next vote on the frequency of such advisory votes.

Item 9.01 Financial Statements and Exhibits

(d) The following Exhibits are filed herewith:

Exhibit No.	Description
99.1	CSS Industries, Inc. Management Incentive Program (as amended and restated effective as of April 1, 2017)
99.2	CSS Industries, Inc. Deferred Compensation Plan (as amended and restated effective as of August 1, 2017)
99.3	Amendment 2017-1 to the Nonqualified Supplemental Executive Retirement Plan Covering Officer-Employees of CSS Industries, Inc. and Its Affiliates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

Date:	August 4, 2017	By:	/s/ William G. Kiesling
William G. Kiesling
Vice President–Legal and Licensing and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	CSS Industries, Inc. Management Incentive Program (as amended and restated effective as of April 1, 2017)
99.2	CSS Industries, Inc. Deferred Compensation Plan (as amended and restated effective as of August 1, 2017)
99.3	Amendment 2017-1 to the Nonqualified Supplemental Executive Retirement Plan Covering Officer-Employees of CSS Industries, Inc. and Its Affiliates